FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                    PURSUANT TO SECTION 12(B) OR (G) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                          TECHNOLOGY CONNECTIONS, INC.
             (Exact name of registrant as specified in its charter)

                North Carolina                              56-2253025
           (State of incorporation                      (I.R.S. Employer
               or organization)                        (Identification No.)

            301C Verbena Street
         Charlotte, North Carolina                            28217
   (Address of principal executive offices)                 (Zip Code)

Securities  to  be  registered  pursuant  to  Section  12(b)  of  the  Act:

             Title of each class         Name of each exchange on which
             to be so registered              each class is to be
                                                   registered
             -------------------         ------------------------------

                    None                               NA


     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction  A.(c),  check  the  following  box.  [  ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

     Securities Act registration statement file number to which this form relates: 333-86000.

Securities  to  be  registered  pursuant  to  Section  12(g)  of  the  Act:

                          Common Stock, $.001 par value



       Item 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     Reference is made to the description of the Registrant's Common Stock in the sections entitled "Dividend Policy" and "Description of Securities" contained in the Registrant's Registration Statement on Form SB-2 (Registration No. 333-86000) filed with the Securities and Exchange Commission on April 11, 2002, as subsequently amended.

       Item 2.   EXHIBITS DESCRIPTION

                  3.1          Articles of Incorporation(1)

                  3.2          Bylaws(2)

                  4.1          Specimen Certificate of Common Stock(3)

      -----------------------

     (1) Incorporated by reference from Exhibits 3.1 and 3.2 of Registrant's Registration Statement on Form SB-2 (Registration No. 333-86000) filed with the Securities and Exchange Commission on April 11, 2002.

     (2) Incorporated by reference from Exhibit 3.3 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-86000) filed with the Securities and Exchange Commission on April 11, 2002.

     (3)  Filed  herewith.


                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

     Dated:  April 23, 2004             TECHNOLOGY CONNECTIONS, INC.


                                By:     /S/ KEVIN G. KYZER
                                        ------------------
                                        Kevin G. Kyzer
                                        President